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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) : June 10, 1997

                            AMERICAN HEALTHCORP, INC.
             (Exact name of registrant as specified in its charter)

     Delaware                       000-19364                   62-1117144
------------------            ----------------------        ------------------
     (State or               (Commission File Number)         I.R.S. Employer
other jurisdiction                                          Identification No.)
 of incorporation)




    One Burton Hills Boulevard, Nashville, Tennessee             37215
        (Address of principal executive offices)              (Zip Code)



       Registrant's telephone number, including area code: (615) 665-1122

                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events

American Healthcorp, Inc. (the "Company") has issued a press release dated June 10, 1997, regarding a delay in the spinoff of its 59% owned subsidiary AmSurg Corp ("AmSurg"). The spinoff, which is to be effected as a distribution of AmSurg stock to the Company's shareholders on a substantially tax free basis, was subject to the Company receiving a ruling from the Internal Revenue Service. The Company has been informed that the Internal Revenue Service will not issue a ruling on the spinoff transaction as currently structured. The Company believes that there are satisfactory alternatives available that should satisfy Internal Revenue Service requirements in this regard and therefore, the Company intends to aggressively pursue the ruling, and does expect the spinoff to be completed. The press release is filed as an amendment and is incorporated herein by reference.



















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AMERICAN HEALTHCORP, INC.

Date:  June 10, 1997                     By:  /s/ Henry D. Herr
                                              ----------------------------------
                                              Henry D. Herr
                                              Executive Vice President and Chief
                                              Financial Officer










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                                  EXHIBIT INDEX

Item              Description
----              -----------
 99               Press Release, dated June 10, 1997